                                                                   Exhibit 10.15

                              EMPLOYMENT AGREEMENT

         AGREEMENT, made and entered into as of the Effective Date by and between Diebold, Incorporated, an Ohio corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Mr. Walden W. O'Dell (the "Executive").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Company desires to employ the Executive and to enter into an agreement embodying the terms of such employment (this "Agreement") and the Executive desires to enter into this Agreement and to accept such employment, subject to the terms and provisions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

         1. DEFINITIONS.

            (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

            (b) "Base Salary" shall mean the salary provided for in Section 4 below or any increased salary granted to the Executive pursuant to Section 4.

            (c) "Board" shall mean the Board of Directors of the Company.

            (d) "Cause" shall mean that prior to any termination pursuant to
Section 12(c), the Executive shall have committed:

                (i) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any subsidiary;

                (ii) intentional wrongful damage to property of the Company or any subsidiary;

                (iii) intentional wrongful disclosure of secret processes or confidential information of the Company or any subsidiary; or

                (iv) intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty;





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and any such act shall have been materially harmful to the Company and its subsidiaries taken as a whole. For purposes of this Agreement, no act, or failure to act, on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in or not opposed to the best interest of the Company and its subsidiaries. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive had committed an act set forth above in this Section 1(d) and specifying the particulars thereof in detail.

            (e) A "Change in Control" shall be as defined in the Change in Control Employment Agreement, which is attached hereto as Exhibit A.

            (f) "Constructive Termination Without Cause" shall mean termination by the Executive of his employment at his initiative within 30 days following the Executive's learning of the occurrence of any of the following events without his consent:

                (i) Failure to elect, reelect or otherwise maintain the Executive in the offices or positions in the Company or any subsidiary which the Executive held immediately prior to such termination, or the removal of the Executive as a Director of the Company (or any successor thereto) if the Executive shall have been a Director of the Company immediately prior to such termination, or the removal of the Executive as a member of the managing authority of any subsidiary if the Executive shall have been a member of such body immediately prior to such termination;

                (ii) Failure to elect or reelect the Executive to any of the positions described in Section 3 below, including the failure to make him Chairman of the Board prior to April 30, 2000;

                (iii) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position or positions with the Company and its Subsidiaries which the Executive held immediately prior to such termination, a reduction in the aggregate of the Executive's Base Salary and incentive pay received from the Company and its subsidiaries, or the termination of the Executive's rights to any employee benefits to which he was entitled immediately prior to such termination or a reduction in scope or value thereof without the prior written consent of the Executive, any of which is not remedied within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                (iv) any purported termination of the Executive's employment that is not effected for Cause or Disability;





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                (v) the expiration or termination by the Company of the Change in Control Employment Agreement unless replaced by an agreement providing benefits to the Executive that are no less favorable than the existing Change in Control Employment Agreement; or

                (vi) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction.

Following written notice from the Executive of any of the events described above, the Company shall have 10 calendar days in which to cure. If the Company fails to cure, the Executive's termination shall become effective on the 11th calendar day following the written notice.

            (g) "Disability" shall mean the Executive's permanent and total disability as defined by the Social Security Administration.

            (h) "Effective Date" shall be November 1, 1999; provided, however that Executive may commence his employment with the Company earlier if his obligation to provide services with his previous employer ends earlier; in which event such earlier date of commencement of employment with the Company shall be the Effective Date.

            (i) "Equity Incentive Plan" shall mean the Company's 1991 Equity and Performance Incentive Plan, as amended and restated as of January 30, 1997, as amended.

            (j) "Pro Rata" shall mean a fraction, the numerator of which is the number of days that the Executive was employed in the applicable performance period (a calendar year in the case of an annual bonus and a performance cycle in the case of an award under the Equity Incentive Plan) and the denominator of which shall be the number of days in the applicable performance period.

            (k) "Shares" shall mean the Common Shares of the Company.

            (l) "Term of Employment" shall mean the period specified in Section 2 below (including any extension as provided therein).

         2. TERM OF EMPLOYMENT.

         The Term of Employment shall begin on the Effective Date, and shall extend until the third anniversary of the Effective Date, with automatic one-year renewals thereafter unless either Party notifies the other at least 12 months before the scheduled expiration date that the term is not to renew. Notwithstanding the foregoing, the Term of Employment may be earlier terminated by either Party in accordance with the provisions of Section 12.






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         3. POSITION, DUTIES AND RESPONSIBILITIES.

            (a) Commencing on the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Chief Executive Officer and President of the Company and be responsible for the general management of the affairs of the Company. The Executive shall also be elected by the Board as a member of the Board, effective as of the Effective Date. The Executive, in carrying out his duties under this Agreement, shall report to the Board. The Executive shall become Chairman of the Board upon election at the annual Board meeting in April 2000, and it is the intention of the parties that he shall continue to serve as Chairman of the Board for the remainder of the Term of Employment. During the term of this Agreement, the Executive shall devote substantially all of his business time and attention to the business and affairs of the Company and shall use his best efforts, skills and abilities to promote its interests.

            (b) Nothing herein shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations with the concurrence of the Board, (ii) serving on the boards of a reasonable number of trade associations and/or charitable organizations, (iii) engaging in charitable activities and community affairs, and (iv) managing his personal investments and affairs, provided that such activities set forth in this Section 3(b) do not conflict or interfere with the effective discharge of his duties and responsibilities under Section 3(a).

         4. BASE SALARY.

         The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $500,000. The Base Salary shall be reviewed annually for increase in the discretion of the Board.

         5. ANNUAL INCENTIVE AWARD.

         During the Term of Employment, commencing in 2000 the Executive shall have a bonus opportunity each year equal to 100% of Base Salary, payable in that amount if the maximum performance goals established for the relevant year are met. If such performance goals are not met, the Executive shall receive a lesser amount (or nothing) as determined in accordance with the Company's Annual Incentive Plan. The Executive shall be paid his annual incentive awards no later than other senior executives of the Company are paid their annual incentive awards.

         6. SIGN-ON ARRANGEMENTS.

            (a) GENERAL. As soon as practicable following the Effective Date, the Company shall grant the Executive the cash and equity based awards described in this Section 6.

            (b) CASH SIGNING BONUS. In order to keep the Executive whole in respect of compensation he is forfeiting at his previous employer, the Company shall pay the Executive $1,750,000. Such amount shall be paid to the Executive as follows. On the first day of the





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Executive's employment with the Company, the Company shall pay $900,000 of the
$1,750,000 to the Executive. The balance of the amount shall be credited to an account for the Executive under the Company's Amended and Restated 1992 Deferred Compensation Plan and become payable at such time as elected by the Executive under such plan, provided, however, that no amount shall be payable at a time at which the Company's deduction of such amount would be disallowed to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

            (c) AWARD OF DEFERRED SHARES. In order to keep the Executive whole in respect of compensation he is forfeiting at his previous employer, as of the Effective Date the Company shall award the Executive, pursuant to the Equity Incentive Plan, Deferred Shares with terms substantially as summarized in Exhibit B attached hereto, such terms to be embodied in an agreement as soon as practicable.

            (d) PERFORMANCE-BASED EQUITY AWARDS. As a further inducement for Executive's entry into this Agreement, as of the Effective Date the Company shall award the Executive, pursuant to the Equity Incentive Plan, performance-based Restricted Shares and Performance Shares with terms substantially as summarized in Exhibit C attached hereto, such terms to be embodied in agreements as soon as practicable.

         7. ADDITIONAL LONG-TERM INCENTIVE AWARDS.

            (a) STOCK OPTIONS. The Executive shall be eligible for stock option awards commencing with awards in 2002, or sooner at the discretion of the Board, in accordance with Company practices applicable to its senior-level executives at the sole discretion of the Board.

            (b) LONG-TERM INCENTIVE PLANS. The Executive shall be eligible to participate in the Company's Equity Incentive Plan (pro-rata participation in 1998-2000 award cycle and full participation in 1999-2001 and future award cycles) and any other long-term incentive plan the Company may adopt, on a basis comparable to other senior-level executives.

         8. EMPLOYEE BENEFIT PROGRAMS.

         During the Term of Employment, the Executive shall be entitled to participate in any employee pension and welfare benefit plans and programs made available to the Company's senior level executives, as such plans or programs may be in effect from time to time, including, without limitation, pension, profit sharing, savings and other retirement plans or programs, 401(k), medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee welfare benefit plans or programs that may be sponsored by the Company from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded. The Executive's participation shall be based on, and the calculation of all benefits shall be based on, the assumptions that the Executive has met all service-period or other requirements for such participation. The Executive shall be entitled to five weeks paid vacation per year of employment, which shall be subject to the Company's vacation policy for senior executives.






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         9. SUPPLEMENTAL PENSION.

         The Executive shall be provided a Supplemental Pension based upon the Company's Supplemental Employee Retirement Plan (the "SERP"). Upon commencement of employment, the Executive shall be deemed to have 7 years of credited service for purposes of the accrual of benefits under the SERP. In addition to such deemed credited service, the Executive shall receive credited service for each year of actual service (including any fractional year) and such additional credited service as may be applicable in the event of certain terminations of employment as provided in Section 12 below. Anything in the SERP to the contrary notwithstanding, the Executive shall at all times, including upon any termination of employment with less than 15 years of credited service, be deemed to be fully vested in his accrued benefit and to have satisfied the eligibility requirements for a supplemental pension under the SERP. In all events, the Executive shall be entitled to a supplemental pension that provides a benefit no less favorable than a benefit based on the SERP assuming the credited service as provided in the first three sentences of this Section.

         10. REIMBURSEMENT OF BUSINESS AND OTHER EXPENSES; RELOCATION.

             (a) The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement and the Company shall promptly reimburse him for all reasonable business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy. The Company shall pay all reasonable financial consultant and legal fees and expenses incurred by the Executive in connection with the negotiation of the Executive's employment arrangements with the Company.

             (b) The Executive shall be entitled to participate in the Company's Relocation Policy, including without limitation, all reasonable moving, closing, temporary housing and other associated expenses. In addition, the Executive shall be entitled (i) to have the Company arrange for the purchase of his current residence, (ii) to be reimbursed for any expenses connected with the sale of such residence or any loss incurred by reason of a sale at less than fair market value of such residence, (iii) to be paid an amount equal to one month's salary as an allowance for miscellaneous expenses incurred in connection with his relocation and (iv) to be provided any of the reimbursements provided in this Section 10 on a tax grossed-up basis.

         11. PERQUISITES. The Executive shall receive standard Company executive perquisites, including, without limitation, the following:

             (a) The Executive shall be entitled to fly first-class in the event the Company does not have its own aircraft available for his use.

             (b) The Executive shall be provided a luxury class automobile.

             (c) The Company shall reimburse the Executive for financial planning and tax preparation fees.





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             (d) The Executive shall be provided with dues and membership fees for one country club.

             (e) The Executive shall be entitled to an annual physical at the Company's expense at the Cleveland Clinic (or equivalent facility.)

             (f) In the event any of the perquisites provided pursuant to this
Section 11 result in tax to the Executive, they shall be provided on a tax grossed-up basis.

         12. TERMINATION OF EMPLOYMENT.

             (a) TERMINATION DUE TO DEATH. In the event that the Executive's employment is terminated due to his death, his estate or his beneficiaries, as the case may be, shall be entitled to the following benefits;

                 (i) Base Salary through the end of the month in which death occurs;

                 (ii) Pro Rata annual incentive award for the year in which the Executive's death occurs, based on the higher of (A) the actual bonus awarded in the prior year or (B) the target bonus for the year of termination, payable when bonuses are paid to other officers;

                 (iii) all outstanding options, whether or not then exercisable, shall become exercisable and shall remain exercisable for a period of one year or until their stated expiration date, if earlier;

                 (iv) the sign-on Deferred Shares shall be immediately deliverable;

                 (v) all unvested performance-based Restricted Shares and Performance Shares shall be forfeited;

                 (vi) Pro Rata long-term incentives shall be payable when scheduled to be paid (if such awards are payable); and

                 (vii) a pre-retirement death benefit based on Article XI of the Plan based on (A) the number of years credited service as provided in Section 9 of this Agreement and (B) on the Executive being deemed to have satisfied the eligibility requirements for a Supplemental Retirement Benefit under the Plan.

             (b) TERMINATION DUE TO DISABILITY. In the event that the Executive's employment is terminated due to his Disability, he shall be entitled to the following benefits:

                 (i) disability benefits in accordance with the long-term disability program in effect for senior executives of the Company; provided, however, in no event shall such benefits provide the Executive with less than 60% of his Base Salary to age 65;





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                 (ii) Base Salary through the end of the month in which
disability benefits commence;

                 (iii) Pro Rata annual incentive award for the year in which the Executive's termination occurs, based an the higher of (A) the actual bonus awarded in the prior year or (B) the target bonus in the year of termination, payable when bonuses are paid to others;

                 (iv) all outstanding options, whether or not then exercisable, shall become exercisable and shall remain exercisable for a period of one year or until their stated expiration date, if earlier;

                 (v) the sign-on Deferred Shares shall be immediately deliverable;

                 (vi) all unvested performance-based Restricted Shares and Performance Shares shall be forfeited;

                 (vii) Pro Rata long-term incentives shall be payable when scheduled to be paid (if such awards are payable);

                 (viii) 36 months of additional credited service for SERP benefits; and

                 (ix) continued participation in all medical, dental, vision and hospitalization insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of 36 months following termination of employment or the date, or dates, he receives equivalent coverage and benefits from a subsequent employer.

         In no event shall a termination of the Executive's employment for Disability occur until the Party terminating his employment gives written notice to the other Party in accordance with Section 23 below.

             (c) TERMINATION BY THE COMPANY FOR CAUSE. In the event the Company terminates the Executive's employment for Cause:

                 (i) he shall be entitled to Base Salary through the date of the termination;

                 (ii) all outstanding options which are not then exercisable shall be forfeited; exercisable options shall remain exercisable until the earlier of the thirtieth day after the date of termination or the originally scheduled expiration date of the options unless the Compensation Committee determines otherwise;

                 (iii) unvested sign-on Deferred Shares shall be forfeited; and

                 (iv) unvested performance-based Restricted Shares and performance Shares shall be forfeited.





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             (d) TERMINATION WITHOUT CAUSE OR CONSTRUCTIVE TERMINATION WITHOUT
CAUSE. In the event the Executive's employment is terminated by the Company without Cause, other than due to Disability or death, or in the event there is a Constructive Termination without Cause, the Executive shall be entitled to the following benefits:

                 (i) Base Salary through the date of termination;

                 (ii) Base Salary, at the annualized rate in effect on the date of termination, for a period of 24 months following such termination, payable promptly following the date of termination in a lump sum;

                 (iii) a Pro Rata annual incentive award for the year in which termination occurs, based on the higher of (A) the actual bonus awarded in the prior year or (B) the target bonus in the year of termination, payable in a single installment promptly after his termination;

                 (iv) an annual incentive award for a period of 24 months following the date of termination, based on the higher of (A) the actual bonus awarded in the prior year or (B) the target bonus in the year of termination, and payable in a lump sum promptly following the date of termination;

                 (v) options shall become exercisable and shall remain exercisable for a period of two years or until the end of their term, if less;

                 (vi) the sign-on Deferred Shares shall be immediately deliverable; and

                 (vii) unvested performance-based Restricted Shares and Performance Shares shall be forfeited;

                 (viii) Pro Rata long-term incentives shall be payable when scheduled to be paid (if such awards are payable);

                 (ix) 24 months of additional credited service for SERP benefits determined as provided in Section 9; and

                 (x) continued participation in all medical, dental, vision and hospitalization insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of 24 months following termination of employment or the date, or dates, he receives equivalent coverage and benefits from a subsequent employer. In the event the Company's plans do not permit continuation of Executive's participation following his termination, the Company shall provide the Executive with an amount which, after taxes, is sufficient for him to purchase equivalent benefits.





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             (e) VOLUNTARY TERMINATION. A termination of employment by the
Executive on his own initiative, other than a termination due to Disability or a Constructive Termination without Cause, shall have the same consequences as provided in Section 12(c) for a termination for Cause, except that the unvested sign-on Deferred Shares shall not be forfeited, but shall become immediately deliverable. A voluntary termination under this Section 12(e) shall be effective on the date specified in the Executive's written notice.

             (f) NON-RENEWAL BY THE COMPANY. In the event that the Company notifies the Executive pursuant to Section 2 of this Agreement that the Term of Employment shall not renew, the Executive shall be entitled to the same benefits as provided in Section 12(d); PROVIDED, HOWEVER that the period for which entitlements are provided shall be 12 months instead of 24 months in all subsections where such period applies.

             (g) CONSEQUENCES OF A CHANGE IN CONTROL. The Executive's entitlements relating to a Change in Control of the Company shall be determined in accordance with the Change in Control Employment Agreement which is attached hereto as Exhibit A. In addition, in the event of a Change in Control, the sign-on Deferred Shares shall become immediately deliverable, the unvested performance-based Restricted Shares shall become nonforfeitable, and the unvested Performance Shares shall be immediately deliverable. In the event of any conflict between this Agreement and the Change in Control Employment Agreement after the occurrence of a Change in Control, the Change in Control Employment Agreement shall control and there shall be no duplication of benefits.

             (h) OTHER TERMINATION BENEFITS. In the case of any of the foregoing terminations, the Executive or his estate shall also be entitled to:

                 (i) the balance of any incentive awards due for performance periods which have been completed, but which have not yet been paid;

                 (ii) any expense reimbursements due the Executive; and

                 (iii) other benefits, if any, in accordance with applicable plans and programs of the Company.

             (i) NO MITIGATION; NO OFFSET. In the event of any termination of employment under this Section 12, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

             (j) NATURE OF PAYMENTS. Any amounts due under this Section 12 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.





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         13. CONFIDENTIALITY.

             (a) The Executive agrees that he will not, at any time during the Term of Employment or thereafter, disclose or use any trade secret, proprietary or confidential information of the Company or any subsidiary or Affiliate of the Company, obtained during the course of his employment, except as required in the course of such employment or with the written permission of the Company or, as applicable, any subsidiary or Affiliate of the Company or as may be required by law, provided that, if the Executive receives legal process with regard to disclosure of such information, he shall promptly notify the Company and cooperate with the Company in seeking a protective order.

             (b) The Executive agrees that at the time of the termination of his employment with the Company, whether at the instance of the Executive or the Company, and regardless of the reasons therefor, he will deliver to the Company, and not keep or deliver to anyone else, any and all notes, files, memoranda, papers and, in general, any and all physical matter containing information, including any and all documents significant to the conduct of the business of the Company or any subsidiary or Affiliate of the Company which are in his possession, except for any documents for which the Company or any subsidiary or Affiliate of the Company has given written consent to removal at the time of the termination of the Executive's employment and his personal rolodex, personal files, phone book and similar items.

             (c) The Executive agrees that the Company's remedies at law would be inadequate in the event of a breach or threatened breach of this Section 13; accordingly, the Company shall be entitled, in addition to its rights at law, to seek an injunction and other equitable relief without the need to post a bond.

         14. RESOLUTION OF DISPUTES.

         Any disputes arising under or in connection with this Agreement shall be resolved by third party mediation of the dispute and, failing that, at the election of the Executive by binding arbitration, to be held in Cleveland, Ohio, in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof Each Party shall bear his or its own costs of the mediation, arbitration or litigation.

         15. INDEMNIFICATION.

         The Company and the Executive shall enter into an Indemnification Agreement in substantially the form of Exhibit D effective as of the Effective Date. The Company agrees to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

         16. ASSIGNABILITY: BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. Rights or obligations





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of the Company under this Agreement may be assigned or transferred by the
Company pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it reasonably can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law.

         17. ENTIRE AGREEMENT.

         This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

         18. AMENDMENT OR WAIVER.

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

         19. SEVERABILITY.

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law so as to achieve the purposes of this Agreement.

         20. SURVIVORSHIP.

         Except as otherwise expressly set forth in this Agreement, the respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment. This Agreement itself (as distinguished from the Executive's employment) may not be terminated by either Party without the written consent of the other Party. Upon the expiration of the term of the Agreement, the respective rights and obligations of the Parties shall survive such expiration to the extent necessary to carry out the intentions of the Parties an




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embodied in the rights (such as vested rights) and obligations of the Parties under this Agreement.

         21. REFERENCES.

         In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

         22. GOVERNING LAW.

         This Agreement shall be governed in accordance with the laws of Ohio without reference to principles of conflict of laws.

         23. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when (a) delivered personally, (b) delivered by certified or registered mail, postage prepaid, return receipt requested or (c) delivered by overnight courier (provided that a written acknowledgment of receipt is obtained by the overnight courier) to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:

         Diebold, Incorporated
         5995 Mayfair Road
         North Canton, Ohio 44720

         Attention: Vice President, Human Resources


If to the Executive:

         Walden W. O'Dell
         Diebold, Incorporated
         5995 Mayfair Road
         North Canton, Ohio 44720

         24. HEADING.

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

         25. COUNTERPARTS.

         This Agreement may be executed in two or more counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                        The Company


                                        By: /s/ Robert W. Mahoney
                                            --------------------------
                                            Robert W. Mahoney
                                            Chairman of the Board

                                            /s/ Walden W. O'Dell
                                            --------------------------
                                            Walden W. O'Dell

                                                                       EXHIBIT A

                              EMPLOYMENT AGREEMENT
                              --------------------

         This EMPLOYMENT AGREEMENT ("Agreement"), dated as of November 1, 1999 by and between DIEBOLD, INCORPORATED, an Ohio corporation (the "Company"), and WALDEN W. O'DELL (the "Executive");



                                   WITNESSETH:
                                   -----------

         WHEREAS, the Executive is a senior executive who has made and is expected to continue to make major contributions to the profitability, growth and financial strength of the Company and its Subsidiaries (as hereinafter defined);

         WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as that term is hereafter defined) exists;

         WHEREAS, the Company desires to assure itself and its Subsidiaries of both present and future continuity of management in the event of a Change in Control and desires to establish certain minimum compensation rights for key senior executive officers, including the Executive, applicable in the event of a Change in Control;

         WHEREAS, the Company wishes to ensure that senior executives are not practically disabled from discharging their duties upon a Change in Control;

         WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive absent a Change in Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change in Control; and

         WHEREAS, the Executive is willing to render services on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the Company and the Executive agree as follows:

         1. OPERATION OF AGREEMENT: (a) This Agreement shall be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change in Control. For purposes of this Agreement, a "Change in Control" shall have occurred if at any time during the Term (as that term is hereafter defined) any of the following events shall occur:

                (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

                (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                                                                              2.








                (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
      Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

                (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period.

Notwithstanding the foregoing provisions of Section 1(a)(iii) or 1(a)(iv) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement either (i) solely because (A) the Company, (B) a Subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary by which the Executive may be employed. Notwithstanding the foregoing provisions of
Section 1(a)(i-iv) hereof, if, prior to any event described in Sections 1(a)(i-iv) hereof instituted by any person not an officer or director of the Company, or prior to any disclosed proposal instituted by any person not an officer or director of the Company which could lead to any such event, management proposes any restructuring of the Company which ultimately leads to an event described in Sections 1 (a)(i-iv) hereof pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement.

            (b) Upon the occurrence of a Change in Control at any time during the Term, this Agreement shall become immediately operative, except that in the event that any such agreement to merge, consolidate, reorganize or sell or otherwise transfer assets referred to in Section 1(a)(i) or 1(a)(ii) is terminated without such merger, consolidation, reorganization or sale or transfer having been consummated, or the person filing such Schedule 13D or
Schedule 14D-1 referred to in Section 1(a)(iii) files an amendment to such Schedules disclosing that it no longer is the beneficial owner of securities representing 20% or more of the Voting Stock of the Company, or the Company reports that the change of control which it reported in the filing referred to in Section 1(a)(iv) will not in fact occur, the Board of Directors of the Company (the "Board") may by notice to the Executive nullify the operation of this Agreement by reason of such Change in Control, without prejudice to any exercise by the Executive of his rights under this Agreement that may have occurred prior to such nullification.

            (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the date hereof and shall expire as of the later of
(i) the close of business on December 31, 1993 and (ii) the expiration of the Period of Employment (as that term is hereafter defined), provided, however, that (A) commencing on January 1, 1991, and each January 1 thereafter, the term of this Agreement shall automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice

                                                                              3.






that it or he, as the case may be, does not wish to have the Term extended, and
(B) subject to Section 8 hereof, if, at any time prior to a Change in Control, the Executive for any reason is no longer an employee of the Company or a Subsidiary, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

         2. EMPLOYMENT; PERIOD OF EMPLOYMENT: (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change in Control, the Company shall continue the Executive in the employ of the Company and its Subsidiaries and the Executive shall remain in such employ for the period set forth in Section 2(b) hereof (the "Period of Employment"). During the Period of Employment, the Executive agrees to serve in such office or offices of the Company or any Subsidiary to which the Board or the managing authority of any Subsidiary may from time to time elect or appoint him. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of the Company and its Subsidiaries as in effect for senior executives immediately prior to the Change in Control) to the business and affairs of the Company and its Subsidiaries, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute Competitive Activity (as that term is hereafter defined), (ii) engaging in charitable and community activities, or (iii) managing his personal investments.

            (b) The Period of Employment shall commence on the date of an occurrence of a Change in Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the third anniversary of the occurrence of the Change in Control, (ii) the Executive's death, or (iii) the Executive's attainment of age 65; provided, however, that commencing on each anniversary of the Change in Control, the Period of Employment shall automatically be extended for an additional year unless, not later than 90 calendar days prior to such anniversary date, either the Company or the Executive shall have given written notice to the other that the Period of Employment shall not be so extended.

            (c) As used in this Agreement, the term "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         3. COMPENSATION DURING PERIOD OF EMPLOYMENT: (a) For his services pursuant to Section 2(a) hereof, upon the occurrence of a Change in Control, the Executive shall receive during the Period of Employment (i) annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of the Company immediately prior to the occurrence of a Change in Control) or such higher rate as may be approved from time to time by the Board or the Compensation Committee thereof (the "Committee") (which base salary at such rate is herein referred to as "Base Pay") and (ii) an annual amount equal to not less than the highest aggregate annual bonus, incentive or other payments of cash compensation in addition to the amounts referred to in clause (i) above made or to be made in regard to services rendered in any calendar year during the two calendar years immediately preceding the year in which the Change in Control occurred pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar policy, plan, program or arrangement of the Company or any Subsidiary or any successor thereto providing benefits at least as great as the benefits payable thereunder prior to a Change in Control ("incentive Pay"), provided, however, that with the prior written consent of the Executive, nothing herein shall preclude a change in the mix between Base Pay and Incentive Pay so long as the aggregate cash compensation received by the Executive in any one calendar year is not reduced in connection therewith or as a result

                                                                              4.





thereof, and provided further, however, that in no event shall any increase in the Executive's aggregate cash compensation or any portion thereof in any way diminish any other obligation of the Company under this Agreement.

            (b) For his services pursuant to Section 2(a) hereof, during the Period of Employment the Executive shall be a full participant in, and shall be entitled to the perquisites, benefits and service credit for benefits as provided under, any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which senior executives of the Company or its Subsidiaries participate, including without limitation any stock option, stock purchase, stock appreciation, restricted stock grant, savings, pension, supplemental executive retirement or other retirement income or welfare benefit, deferred compensation, group and/or executive life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or any Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company or any Subsidiary providing perquisites, benefits and service credit for benefits at least as great as are payable thereunder prior to a Change in Control (collectively, "Employee Benefits"), provided, however, that except as expressly provided in, and subject to the terms of, Section 5(a)(ii) hereof, the Executive's rights thereunder shall be governed by the terms thereof and shall not be enlarged hereunder or otherwise affected hereby. Subject to the proviso in the immediately preceding sentence, if and to the extent such perquisites, benefits or service credit for benefits are not payable or provided under any such policy, plan, program or arrangement as a result of the amendment or termination thereof, then the Company shall itself pay or provide therefor. Nothing in this Agreement shall preclude improvement or enhancement of any such Employee Benefits, provided that no such improvement shall in any way diminish any other obligation of the Company under this Agreement.

            (c) The Company has determined that the amounts payable pursuant to this Section 3 constitute reasonable compensation for services to be rendered during the Period of Employment. Accordingly, notwithstanding any other provision hereof, unless such action would be expressly prohibited by applicable law, if any amount paid or payable pursuant to this Section 3 for services to be rendered during the Period of Employment, or pursuant to Section 5, is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will pay to the Executive an additional amount in cash equal to the amount necessary to cause the aggregate remuneration received by the Executive under this Section 3 for services to be rendered during the Period of Employment, or Section 5, including such additional cash payment (net of all federal, state and local income taxes and all taxes payable as the result of the application of Sections 280G and 4999 of the Code) to be equal to the aggregate remuneration the Executive would have received under this
Section 3 for services to be rendered during the Period of Employment, or
Section 5, excluding such additional payment (net of all federal, state and local income taxes), as if Sections 280G and 4999 of the Code (and any successor provisions thereto) had not been enacted into law.

         4. TERMINATION FOLLOWING A CHANGE IN CONTROL: (a) In the event of the occurrence of a Change in Control, the Executive's employment with the Company and its Subsidiaries may be terminated by the Company and its Subsidiaries during the Period of Employment and the Executive shall not be entitled to the benefits provided by Section 5 hereof only upon the occurrence of one or more of the following events:

                (i) The Executive's death;

                (ii) If the Executive shall become permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for senior executives of the Company and its Subsidiaries immediately prior to the Change in Control; or

                (iii) For "Cause," which for purposes of this Agreement shall mean that, prior to any termination pursuant to Section 4(b) hereof, the Executive shall have committed:

                                                                              5.




                    (A) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

                    (B) intentional wrongful damage to property of the Company or any Subsidiary;

                    (C) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or

                    (D) intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty ("Competitive Activity");

and any such act shall have been materially harmful to the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, no act, or failure to act, on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in or not opposed to the best interest of the Company and its Subsidiaries. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive had committed an act set forth above in this Section 4(a)(iii) and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

            (b) In the event of the occurrence of a Change in Control, during the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                (i) Any termination by the Company and its Subsidiaries of the employment of the Executive prior to the date upon which the Executive shall have attained age 65, which termination shall be for any reason other than for Cause or as a result of the death of the Executive or by reason of the Executive's disability and the actual receipt of disability benefits in accordance with Section 4(a)(ii) hereof; or

                (ii) Termination by the Executive of his employment with the Company and its Subsidiaries during the Period of Employment after the Change in Control upon the occurrence of any of the following events:

                     (A) Failure to elect, reelect or otherwise maintain the
             Executive in the offices or positions in the Company or any Subsidiary which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company (or any successor thereto) if the Executive shall have been a Director of the Company immediately prior to the Change in Control, or the removal of the Executive as a member of the managing authority of any Subsidiary if the Executive shall have been a member of such body immediately prior to the Change in Control;

                     (B) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position or positions with the Company and its Subsidiaries which the Executive held immediately prior to the Change in Control, a reduction in the aggregate of the Executive's Base Pay and Incentive Pay received from the Company and its Subsidiaries, or the termination of the Executive's rights to any Employee Benefits to which he was entitled immediately prior to the Change in Control or a reduction in scope or value thereof without the prior written consent of the Executive, any of

                                                                              6.




             which is not remedied within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                     (C) A determination by the Executive made in good faith
             that as a result of a Change in Control and a change in circumstances thereafter significantly affecting his position, including without limitation a change in the scope of the business or other activities for which he was responsible immediately prior to the Change in Control, he has been rendered substantially unable to carry out, has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                     (D) The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of the Company under this Agreement pursuant to Section 10 hereof;

                     (E) The Company shall relocate its principal executive
             offices, or the Company or any Subsidiary shall require the Executive to have his principal location of work changed, to any location which is in excess of 25 miles from the location thereof immediately prior to the Change in Control or the Company or any Subsidiary shall require the Executive to travel away from his office in the course of discharging his responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of him prior to the Change in Control without, in either case, his prior written consent; or

                     (F) Without limiting the generality or effect of the
             foregoing, any material breach of this Agreement by the Company or any successor thereto.

             (c) A termination by the Company and its Subsidiaries pursuant to
Section 4(a) hereof or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company or any Subsidiary providing Employee Benefits, which rights shall be governed by the terms thereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Section 3 or 5 hereof, the Executive shall have no further obligation or liability to the Company hereunder with respect to his prior or any future employment.

         5. SEVERANCE COMPENSATION: (a) If, following the occurrence of a Change in Control, the Company and its Subsidiaries shall terminate the Executive's employment during the Period of Employment other than pursuant to Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, the Company shall pay to the Executive the amount specified in
Section 5(a)(i) hereof within five business days after the date (the "Termination Date") that the Executive's employment is terminated (the effective date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof):

                (i) In lieu of any further payments to the Executive for periods subsequent to the Termination Date, but without affecting the rights of the Executive referred to in Section 5(b) hereof, a lump sum payment (the "Severance Payment") in an amount equal to three times the Base Pay of the Executive.

                (ii) (A) On the Termination Date and continuing until the earlier of (i) the expiration of the first anniversary of the Termination Date, (ii) the Executive's death, or (iii) the Executive's attainment of age 65 (the

                                                                              7.





      "Benefits Period"), the Company shall arrange to provide the Executive with Employee Benefits (except that the Company shall not be required to grant stock options, stock purchase rights, restricted stock, or stock appreciation rights during the Benefits Period) substantially similar to those which the Executive was receiving or entitled to receive immediately prior to the Termination Date (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or its Subsidiaries solely due to the fact that the Executive is no longer an officer or employee of the Company and its Subsidiaries, then the Company shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits) and (B) without limiting the generality of the foregoing, the Benefits Period shall be considered service with the Company and its Subsidiaries for the purpose of service credits under the retirement income, supplemental executive retirement and other plans for Employee Benefits of the Company and its Subsidiaries applicable to the Executive or his beneficiaries immediately prior to the Termination Date. Without otherwise limiting the purposes or effect of Section 6 hereof, Employee Benefits payable to the Executive pursuant to this Section 5(a)(ii) by reason of any "welfare benefit plan" of the Company (as the term "welfare benefit plan" is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Benefits Period.

            (b) Upon written notice given by the Executive to the Company prior to the occurrence of a Change in Control, the Executive, at his sole option, without reduction to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment payable pursuant to Section 5(a)(i) hereof paid to him on a quarterly or monthly basis during the remainder of the Period of Employment.

            (c) There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.

            (d) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment required to be made hereunder on a timely basis, the Company shall pay interest on the amount thereof at an annualized rate of interest equal to eighteen percent (18%).

         6. NO MITIGATION OBLIGATION: The Company hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date. In addition, the Company acknowledges that its severance pay plans applicable in general to its salaried employees do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the parties hereto expressly agree that the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement will be liquidated damages, and that the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

         7. INDEMNIFICATION OF LEGAL FEES AND EXPENSES; SECURITY FOR PAYMENT:
(a) INDEMNIFICATION OF LEGAL FEES. It is the intent of the Company that the Executive not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Executive in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any Subsidiary, Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior

                                                                              8.





attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. The Company shall pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of the Company's failure to perform this Agreement or any provision hereof or as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

            (b) TRUST AGREEMENTS. To ensure that the provisions of this Agreement can be enforced by the Executive, two agreements ("Trust Agreement" and "Trust Agreement No. 2") dated as of February 10, 1989, have been established between National City Bank, a national banking association ("Trustee") and the Company. The Trust Agreement sets forth the terms and conditions relating to payment from the Trust Agreement of the Severance Payment and other Employee Benefits pursuant to Section 5(a) hereof owed by the Company, and Trust Agreement No. 2 sets forth the terms and conditions relating to payment from Trust Agreement No. 2 of attorneys' and related fees and expenses pursuant to Section 7(a) hereof owed by the Company. Executive shall make demand on the Company for any payments due Executive pursuant to Section 7(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2. Payments by such Trustee shall discharge the Company's liability under Section 7(a) hereof only to the extent that trust assets are used to satisfy such liability.

            (c) OBLIGATION OF THE COMPANY TO FUND TRUSTS. Upon the earlier to occur of (X) a Change in Control that involves a transaction that was not approved by the Board, and was not recommended to the Company's shareholders by the Board, (Y) a declaration by the Board that the Trusts should be funded in connection with a Change in Control that involves a transaction that was approved by the Board, or was recommended to shareholders by the Board, or (Z) a declaration by the Board that a Change in Control is imminent, the Company shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                (i) transfer to the Trustee to be added to the principal of the trust under the Trust Agreement a sum equal to the aggregate value on the date of the Change in Control of the Severance Payment and Employee Benefits which could become payable to Executive under the provisions of Section 5(a)(i) and Section 5(a)(ii) hereof; provided, however, that the Company shall not be required to transfer, in the aggregate, to the trust under the Trust Agreement a sum in excess of the maximum amount authorized by its Board by resolutions on February 10, 1989, which resolutions contemplate the funding of the trust under the Trust Agreement Any Severance Payment or other payment of Employee Benefits by the Trustee pursuant to the Trust Agreement shall, to the extent thereof, discharge the Company's obligation to pay the Severance Payment and other Employee Benefits hereunder, it being the intent of the Company that assets in such Trust be held as security for the Company's obligation to pay the Severance Payment and other Employee Benefits under this Agreement; and

                (ii) transfer to the Trustee to be added to the principal of the trust under Trust Agreement No. 2 the sum of Two Million Dollars ($2,000,000). Any payments of attorneys' and related fees and expenses, which are the obligation of the Company under Section 7(a) hereof, by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge the Company's obligation hereunder, it being the intent of the Company that such assets in such Trust be held as security for the Company's obligation under Section 7(a) hereof.

         8. EMPLOYMENT RIGHTS: Nothing expressed or implied in this Agreement shall create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to any Change in Control, provided, however, that any termination of employment of the Executive or the removal of the Executive from such Executive's office or position following the commencement of any discussion with a third person that ultimately results in a Change in Control shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

                                                                              9.




         9. WITHHOLDING OF TAXES: The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

         10. SUCCESSORS AND BINDING AGREEMENT: (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but shall not otherwise be assignable, transferable or delegable by the Company.

             (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

             (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Section 10(a) hereof. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 10(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

             (d) The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

         11. NOTICE: For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         12. GOVERNING LAW: The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

         13. VALIDITY: If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         14. ENTIRE AGREEMENT This Agreement represents the entire agreement between the parties relating to the subject matter hereof and replaces any and all prior agreements pertaining thereto. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                                                                             10.





         15. AMENDMENT: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         16. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                        DIEBOLD, INCORPORATED


                                        By
                                        -------------------------------
                                        Robert W. Mahoney
                                        Chairman of the Board




---------------------------
Walden W. O'Dell

                                                                       EXHIBIT B



                                                                   SIGN-ON BONUS
                                                                   -------------


                             DIEBOLD, INCORPORATED

                            DEFERRED SHARE AGREEMENT

         WHEREAS, Walden W. O'Dell (hereinafter called the "Grantee") and Diebold, Incorporated (hereinafter called the "Corporation") have entered into an Employment Agreement dated as of November 1, 1999 (the "Employment Agreement") that provides for the award of 70,000 Deferred Shares pursuant to the 1991 Amended and Restated Equity and Performance Incentive Plan of the Corporation (the "1991 Plan").

         NOW, THEREFORE, the Corporation hereby grants to the Grantee as of November 1, 1999, pursuant to the 1991 Plan and Section 6(c) of the Employment Agreement, 70,000 Deferred Shares subject to the terms and conditions of the 1991 Plan, and the terms and conditions described below.

         1. DEFINITIONS.

            As used in this Agreement:

            (a) "Change in Control" means:

                (i) The Corporation is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such transaction;

                (ii) The Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such sale or transfer;

                (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing twenty (20) percent or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation (the "Voting Stock");

                (iv) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                (v) If during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each Director of the Corporation first elected during such period was approved by a vote of at least two-thirds (2/3) of the

Directors of the Corporation then still in office who were Directors of the Corporation at the beginning of any such period. Notwithstanding the foregoing provisions of subsections (iii) or (iv) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement, either (1) solely because (A) the Corporation, (B) a Subsidiary of the Corporation, or (C) any Corporation-sponsored employee stock ownership plan or any other employee benefit plan of the Corporation, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of twenty (20) percent or otherwise, or because the Corporation reports that a change in control of the Corporation has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (2) solely because of a change in control of any Subsidiary by which the Grantee may be employed. Notwithstanding the foregoing provisions of subsections (i-iv) hereof, if, prior to any event described in subsections (i-iv) hereof instituted by any person not an officer or director of the Corporation, or prior to any disclosed proposal instituted by any person not an officer or director of the Corporation which could lead to any such event, management proposes any restructuring of the Corporation which ultimately leads to an event described in subsections (i-iv) hereof pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement.

             (c) "Deferral Period" means the period commencing November 1, 1999 and ending on October 31, 2004.

             (d) Capitalized terms used herein without definition shall have the meanings assigned to them in the 1991 Plan.

         2. GRANT OF DEFERRED SHARES.

         The Corporation hereby grants to the Grantee 70,000 Deferred Shares, which shall become issuable to the Grantee at the time when they become nonforfeitable in accordance with Section 3 or Section 4 hereof

         3. VESTING OF DEFERRED SHARES

         Subject to the terms and conditions of Sections 4 and 5 hereof, the Grantee's right to receive the Deferred Shares shall become nonforfeitable at the end of the Deferral Period.

         4. EFFECT OF CHANGE IN CONTROL AND CERTAIN OTHER TERMINATIONS.

         In the event of (a) a Change in Control, or (b) the termination of Grantee's employment because of death, termination due to Disability (as defined in the Employment Agreement), Termination without Cause (as defined in the Employment Agreement), Constructive Termination without Cause (as defined in the Employment Agreement), Voluntary Termination (as defined in the Employment Agreement), or expiration of the Term of Employment (as defined in the Employment Agreement) due to notification by either the Corporation or the Grantee that the Term of Employment will not be renewed beyond the scheduled expiration date, prior to the end of the Deferral Period, the Deferred Shares granted hereby shall become nonforfeitable and shall be immediately due and deliverable in the form of Common Shares as soon as practicable following such Change in Control or termination of employment listed above.

         5. EFFECT OF TERMINATIONS FOR CAUSE.

         In the event of termination of Grantee's employment before the end of the Deferral Period for Cause (as defined in the Employment Agreement), the Grantee shall forfeit any rights he may have in any Deferred Shares.

         6. ISSUANCE OF DEFERRED SHARES.

         The Deferred Shares shall be issued to the Grantee at the time when they become nonforfeitable in accordance with Sections 3 or 4 hereof

         Any payment of Deferred Shares due pursuant to this Agreement to a deceased Grantee shall be paid to the beneficiary designated by the Grantee on the Designation of Death Beneficiary attached as EXHIBIT A hereto and filed with the Corporation. If no such beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's legal representative. A beneficiary designation may be changed or revoked by the Grantee at any time, provided the change or revocation is filed with the Corporation.

         Prior to payment, the Corporation shall only have an unfunded and unsecured obligation to make payment of earned awards to the Grantee.

         7. PAYMENT OF DIVIDEND EQUIVALENTS.

         During the Deferral Period, from and after the Date of Grant and until the earlier of (a) the time when the Grantee receives the Deferred Shares in accordance with Section 3 or Section 4 hereof or (b) the time when the Grantee's right to receive Deferred Shares is forfeited in accordance with Section 5 hereof, the Company shall pay to the Grantee, whenever a dividend is paid on Common Shares, an amount of cash equal to the product of the per-share amount of the dividend paid times the number of such Deferred Shares.

         8. SHARES NON-TRANSFERABLE.

         No right to Deferred Shares granted hereby that have not yet been earned out and paid shall be transferable other than by will or the laws of descent and distribution.

         9. DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the aggregate number of outstanding Common Shares by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, then the Board of Directors (the "Board"), upon the recommendation of the Compensation and Organization Committee of the Board (the "Committee"), shall adjust the number of Deferred Shares then held by the Grantee in such manner as to prevent the dilution or enlargement of the rights of the Grantee that would otherwise result from such event to the extent practicable without causing the Deferred Shares to fail to be treated as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Board, upon the recommendation of the Committee, may provide in substitution of any or all of the Grantee's rights under this Agreement such alternative consideration as the Board may determine in good faith to be equitable under the circumstances. Such adjustments made by the Board shall be conclusive and binding for all purposes of this Agreement.

         10. WITHHOLDING TAXES.

         To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any delivery of Common Shares to the Grantee, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. The Grantee may elect that all or any part of such withholding requirement be satisfied by retention by the Corporation of a portion of the Common Shares delivered to the Grantee. The Corporation and the Grantee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required. If such election is made, the shares so retained shall be credited against such withholding requirement at the fair market value on the date of such delivery. Any such withholding may require compliance with Section 16 of the Exchange Act.

         11. EMPLOYMENT RIGHTS.

         Neither this Agreement nor any action taken hereunder shall be construed as giving the Grantee any right to be retained in the employ of the Corporation, nor shall any action taken hereunder be construed as entitling the Corporation to the services of the Grantee for any period of time. For purposes of this Agreement, the continuous employ of the Grantee with the Corporation or a Subsidiary shall not be deemed interrupted, and the Grantee shall not be deemed to have ceased to be an associate of the Corporation or any Subsidiary, by reason of the transfer of his or her employment among the Corporation and its Subsidiaries.

         12. AMENDMENTS.

         Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of the Grantee with respect to the Deferred Shares without the Grantee's consent.

         13. SEVERABILITY.

         In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

         14. GOVERNING LAW.

         This agreement is made under, and shall be construed in accordance with the internal substantive laws of the State of Ohio.

         Executed as of the 1st day of November, 1999.


                                             DIEBOLD, INCORPORATED


                                           By: /s/ Robert W. Mahoney
                                               ---------------------------------
                                               Robert W. Mahoney
                                               Chairman of the Board



         The undersigned hereby acknowledges receipt of an executed original of this Deferred Share Agreement and accepts the Deferred Shares granted thereunder on the terms and conditions set forth therein and in the 1991 Plan.



Date: 11/1/99                                  /s/ Walden W. O'Dell
     ------------------                        ---------------------------------
                                               Walden W. O'Dell

                                                                       EXHIBIT A
                                                                       ---------

                        Designation of Death Beneficiary
                        under the Diebold, Incorporated
        1991 Amended and Restated Equity and Performance Incentive Plan


         I, the undersigned Grantee, do hereby designate the following person or persons as my Death Beneficiary under the Diebold, Incorporated 1991 Amended and Restated Equity and Performance Incentive Plan (the "Plan") and elect that any awards that may, after my death, be payable under said Plan be paid to my Death Beneficiary in accordance with this designation.

          NAME AND PRESENT ADDRESS          RELATIONSHIP TO ME

_____% to ______________________________    ______________________
          ______________________________
          ______________________________

_____% to ______________________________    ______________________
          ______________________________
          ______________________________

_____% to ______________________________    ______________________
          ______________________________
          ______________________________


         If more than one person is designated above and not all of them are in existence at the time of such payment, then such payment shall be made prorata to the survivor or survivors of them at the time of such payment.

         If none of the persons designated above is in existence at the time of such payment, then such payment shall be made in accordance with the terms of the Plan.

         Subject to the terms of the Plan, I reserve the right to change or revoke this designation by written instrument signed by me and filed in accordance with the terms of such Plan.

Date: ___________________                   _________________________________
                                            Grantee

                                                                       EXHIBIT C

                                                                   SIGN-ON BONUS



                             DIEBOLD, INCORPORATED

                Amended and Restated Restricted Share Agreement

         WHEREAS, Walden W. O'Dell (hereinafter called the "Grantee") and Diebold, Incorporated (hereinafter called the "Corporation") have entered into an Employment Agreement dated as of November 1, 1999 (the "Employment Agreement") that provides for the award of 130,000 Restricted Shares pursuant to the 1991 Amended and Restated Equity and Performance Incentive Plan of the Corporation (the "1991 Plan"); and

         WHEREAS, the Corporation has granted to the Grantee as of November 1, 1999 (the "Date of Grant"), 130,000 Restricted Shares on the terms and conditions set forth in a Restricted Share Agreement dated as of the Date of Grant; and

         WHEREAS, the Corporation, with the consent of the Grantee, desires to provide for fixed accounting treatment altering the terms of the Restricted Shares;

         NOW, THEREFORE, the Corporation and the Grantee hereby amend and restate the Restricted Share Agreement mentioned above to provide that the Restricted Shares shall be governed by the terms and conditions described below.

         1. DEFINITIONS.

            As used in this Agreement:

           (a) "Base Price" means $26.25, which was the fair market value (latest available closing price) of the Common Shares on the Date of Grant.

           (b) "Change in Control" means:

               (i) The Corporation is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such transaction;

               (ii) The Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such sale or transfer;

               (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
       Act) of securities representing twenty (20) percent or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation (the "Voting Stock");

               (iv) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

               (v) If during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each Director of the Corporation first elected during such period was approved by a vote of at least two-thirds (2/3) of the Directors of the Corporation then still in office who were Directors of the Corporation at the beginning of any such period. Notwithstanding the foregoing provisions of subsections (iii) or
       (iv) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement, either (1) solely because (A) the Corporation, (B) a Subsidiary of the Corporation, or (C) any Corporation-sponsored employee stock ownership plan or any other employee benefit plan of the Corporation, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
       Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of twenty
       (20) percent or otherwise, or because the Corporation reports that a change in control of the Corporation has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (2) solely because of a change in control of any Subsidiary by which the Grantee may be employed. Notwithstanding the foregoing provisions of subsections (i-iv) hereof, if, prior to any event described in subsections (i-iv) hereof instituted by any person not an officer or director of the Corporation, or prior to any disclosed proposal instituted by any person not an officer or director of the Corporation which could lead to any such event, management proposes any restructuring of the Corporation which ultimately leads to an event described in subsections (i-iv) hereof pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement.

            (c) "Management Objectives" mean the Target Price goals established pursuant to the Employment Agreement for the Performance Period covered by this Agreement, as defined in Section 5 of this Agreement.

            (d) "Market Price per Common Share" means the closing price of a Common Share on the New York Stock Exchange (as reported in the Midwest Edition of the WALL STREET JOURNAL) or such other exchange constituting the principal exchange for the Corporation's publicly traded shares or if there is no such exchange, the National Association of Securities Dealers Automated Quotation System.

            (e) "Performance Period" means the period commencing November 1, 1999 and ending on October 31, 2006.

            (f) Capitalized terms used herein without definition shall have the meanings assigned to them in the 1991 Plan.

         2. MANAGEMENT OBJECTIVES.

         The Management Objectives for the Performance Period covered by this Agreement shall be increases in the market price of the Common Shares over the Base Price as specified in Section 5 below.

         3. GRANT OF RESTRICTED SHARES.

         The Corporation hereby grants to the Grantee 130,000 Restricted Shares, which shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in the Grantee's name, endorsed with an appropriate legend referring to the restrictions hereinafter set forth. The Grantee shall have all the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends paid thereon, provided that such shares, together with any additional shares which the Grantee may become entitled to receive by virtue of a share dividend, a merger or reorganization in which the Corporation is the surviving corporation or any other change in capital structure, shall be subject to the restrictions hereinafter set forth.

         4. RESTRICTIONS ON TRANSFER.

         The Restricted Shares subject to this grant may not be sold, exchanged, assigned, transferred, pledged or otherwise disposed of by the Grantee except to the Corporation until such Restricted Shares have become nonforfeitable pursuant to Section 5 or Section 6 of this Agreement, except that the Grantee's rights with respect to such shares may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer in violation of the provisions of this section shall be void, and the purported transferee shall obtain no rights with respect to such shares. The Corporation in its sole discretion, when and as permitted by the Plan, may waive the restrictions on transferability with respect to all or a portion of the Restricted Shares subject to this grant.

         5. VESTING OF RESTRICTED SHARES.

         All of the Restricted Shares granted hereby shall become nonforfeitable at the end of the Performance Period if the Grantee shall have remained in the continuous employ of the

Corporation or any Subsidiary throughout the Performance Period. Part or all of such Restricted Shares may become nonforfeitable earlier based on the achievement of each of the Management Objectives established for the Performance Period covered by this Agreement. The number of Restricted Shares eligible to become nonforfeitable based on the achievement of the Management Objectives shall be determined as follows:

                (i) one-third of the Restricted Shares hereinabove specified shall become nonforfeitable if the Market Price per Common Share has reached the applicable price set forth in the table below as Target Price I;

                (ii) an additional one-third of such Restricted Shares shall become nonforfeitable if the Market Price per Common Share has reached the applicable price set forth in the table below as Target Price II; and

                (iii) the remaining one-third of such Restricted Shares shall become nonforfeitable if the Market Price per Common Share has reached the applicable price set forth in the table below as Target Price III;

PROVIDED, HOWEVER, that the Market Price per Common Share shall be deemed to reach any of the Target Prices only when the closing price of a Common Share shall have reached the specified Target Price and remained at or above such level for a minimum of 20 consecutive trading days (a "20-Day Period").

                          VESTING OF RESTRICTED SHARES
                          ----------------------------

Base Price      Target Price I            Target Price II       Target Price III

                [33 1/3% Increase         [66 2/3% Increase     [Double the
                from Base Price]          from Base Price]      Base Price]

--------------------------------------------------------------------------------

$26.25          $35.00                    $43.75                $52.50

If the Compensation and Organization Committee of the Board of Directors (the "Committee") shall determine that during the Performance Period the Market Price per Common Share shall have reached a Target Price set forth in the Vesting of Restricted Shares Table set forth above and maintained such price for a 20-Day Period, then upon such determination, the applicable Restricted Shares shall become nonforfeitable, but only if the Grantee shall have been in the continuous employ of the Corporation or any Subsidiary of the Corporation through the end of the applicable 20-Day Period, except as otherwise provided in Sections 6 and 7 of this Agreement. The Committee shall determine and certify in writing whether a Target Price has been met and, thus, Restricted Shares have become nonforfeitable, not later than the date of the next regularly scheduled meeting of the Committee after any period of 20 consecutive days in which it may appear that a Target Price will be met. In all events the Committee shall make its determination within 60 days after it receives written notice from the Grantee that a Target Price has been met.

            No additional Restricted Shares shall be earned for actual achievement in excess of Target Price III.

         6. EFFECT OF CHANGE IN CONTROL.

            In the event of a Change in Control prior to the end of the Performance Period, the Restricted Shares granted hereby shall become nonforfeitable.

         7. EFFECT OF OTHER TERMINATIONS OF EMPLOYMENT.

         In the event of termination of Grantee's employment because of death, termination due to Disability (as defined in the Employment Agreement), termination for Cause (as defined in the Employment Agreement), Termination without Cause (as defined in the Employment Agreement), Constructive Termination without Cause (as defined in the Employment Agreement), Voluntary Termination (as defined in the Employment Agreement) or in any other manner (other than after a Change in Control as specified in Section 6 hereof), the Grantee shall forfeit any Restricted Shares that have not become nonforfeitable at the time of such termination. Notwithstanding the foregoing provisions of this Section 7, if, as of the date of any termination of employment other than for Cause, the closing price of a Common Share has reached a Target Price specified in Section 5 of this Agreement, and if the Target Price remains, for the first time, at or above such level for a minimum of 20 consecutive trading days, taking into account trading days before and after termination of employment, the applicable Restricted Shares shall become nonforfeitable as if the Grantee's employment had not terminated.

         8. RETENTION OF STOCK CERTIFICATES BY CORPORATION; DELIVERY TO
GRANTEE

            The certificate(s) representing the Restricted Shares covered by this Agreement shall be retained by the Corporation, together with the accompanying stock power signed by the Grantee and endorsed in blank until such Restricted Shares become nonforfeitable in accordance with Sections 5, 6 or 7. As soon as practicable after such Restricted Shares become nonforfeitable, the Corporation shall issue to the Grantee a stock certificate, representing the number of Common Shares issued as Restricted Shares, free of the restrictions and of the legend described in Section 3.

         9. DEFERRAL OF DEFERRED SHARES.

         Grantee may elect to defer all or a specified part of his Restricted Shares pursuant to the Corporation's Amended and Restated 1992 Deferred Incentive Compensation Plan.

         10. DILUTION AND OTHER ADJUSTMENTS.

             In the event of any change in the aggregate number of outstanding Common Shares by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, then the Board, upon the recommendation of the Committee, shall adjust the Management Objectives and/or the number of Restricted Shares then held by the Grantee in such manner as to prevent the dilution or enlargement of the rights of the Grantee that would otherwise result from such event to the extent practicable without causing the Restricted Shares to fail to be treated as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Board, upon the recommendation of the Committee, may provide in substitution of any or all of the Grantee's rights under this Agreement such alternative consideration as the Board may determine in good faith to be equitable under the circumstances. Furthermore, if the Common Shares of the Corporation cease to be publicly traded at any time during the Performance Period, the Board, upon recommendation by the Committee, shall modify the Management Objectives with respect to any Restricted Shares granted under this Agreement which have not become nonforfeitable, in such a manner that the Grantee will have an opportunity to receive an equal number of shares, free of restriction, which is comparable to what the Grantee would have had if the Common Shares had continued to be publicly traded.

         11. WITHHOLDING TAXES.

             To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any delivery of Common Shares to the Grantee, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. The Grantee may elect that all or any part of such withholding requirement be satisfied by retention by the Corporation of a portion of the Common Shares delivered to the Grantee. If such election is made, the shares so retained shall be credited against such withholding requirement at the Market Price per Common Share on the date of such delivery. Any such withholding may require compliance with Section 16 of the Exchange Act.

         12. EMPLOYMENT RIGHTS.

             Neither this Agreement nor any action taken hereunder shall be construed as giving the Grantee any right to be retained in the employ of the Corporation, nor shall any action taken hereunder be construed as entitling the Corporation to the services of the Grantee for any period of time. For purposes of this Agreement, the continuous employ of the Grantee with the Corporation or a Subsidiary shall not be deemed interrupted, and the Grantee shall not be deemed to have ceased to be an associate of the Corporation or any Subsidiary, by reason of the transfer of his or her employment among the Corporation and its Subsidiaries.

         13. AMENDMENTS.

             Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of the Grantee with respect to Restricted Shares without the Grantee's consent.

         14. SEVERABILITY.

             In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof and the remaining provisions hereof shall continue to be valid and fully enforceable.

         15. GOVERNING LAW.

             This agreement is made under, and shall be construed in accordance with the internal substantive laws of the State of Ohio.

             Executed as of the 31st day of December, 1999.

                                                  DIEBOLD, INCORPORATED


                                               By: /s/ Robert W. Mahoney
                                                   -----------------------------
                                                   Robert W. Mahoney
                                                   Chairman of the Board



         The undersigned hereby acknowledges receipt of an executed original of this Amended and Restated Restricted Share Agreement and agrees to hold the Restricted Shares described herein on the terms and conditions set forth therein and in the 1991 Plan.

Date: 1/5/2000                                     /s/ Walden W. O'Dell
      ----------                                   -----------------------------
                                                   Walden W. O'Dell

                                                                   SIGN-ON BONUS
                                                                   -------------



                             DIEBOLD, INCORPORATED
                Amended and Restated Performance Share Agreement

         WHEREAS, Walden W. O'Dell (hereinafter called the "Grantee") and Diebold, Incorporated (hereinafter called the "Corporation") have entered into an Employment Agreement dated as of November 1, 1999 (the "Employment Agreement") that provides for the award of 50,000 Performance Shares pursuant to the 1991 Amended and Restated Equity and Performance Incentive Plan of the Corporation (the "1991 Plan"); and

         WHEREAS, the Corporation has granted to the Grantee as of November 1, 1999 (the "Date of Grant"), 50,000 Performance Shares on the terms and conditions set forth in a Performance Share Agreement dated as the Date of Grant; and

         WHEREAS, the Corporation, with the consent of the Grantee, desires to provide for fixed accounting treatment by altering the terms of the Performance Shares;

         NOW, THEREFORE, the Corporation and the Grantee hereby amend and restate the Performance Share Agreement mentioned above to provide that the Performance Shares shall be governed by the terms and conditions described below.

         1. DEFINITIONS.

            As used in this Agreement:

            (a) "Base Price" means $26.25, which was the fair market value (latest available closing price) of the Common Shares on the Date of Grant.

            (b) "Change in Control" means:

                (i) The Corporation is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such transaction;

                (ii) The Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such sale or transfer;

                (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing twenty (20) percent or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation (the "Voting Stock");

                (iv) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                (v) If during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each Director of the Corporation first elected during such period was approved by a vote of at least two-thirds (2/3) of the Directors of the Corporation then still in office who were Directors of the Corporation at the beginning of any such period. Notwithstanding the foregoing provisions of subsections (iii) or (iv) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement, either (1) solely because (A) the Corporation, (B) a Subsidiary of the Corporation, or (C) any Corporation-sponsored employee stock ownership plan or any other employee benefit plan of the Corporation, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of twenty (20) percent or otherwise, or because the Corporation reports that a change in control of the Corporation has or may have occurred or will or may occur in the future by reason of such beneficial ownership, or (2) solely because of a change in control of any Subsidiary by which the Grantee may be employed. Notwithstanding the foregoing provisions of subsections (i-iv) hereof, if, prior to any event described in subsections (i-iv) hereof instituted by any person not an officer or director of the Corporation, or prior to any disclosed proposal instituted by any person not an officer or director of the Corporation which could lead to any such event, management proposes any restructuring of the Corporation which ultimately leads to an event described in subsections (i-iv) hereof pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement.

            (c) "Management Objectives" mean the Target Price goals established pursuant to the Employment Agreement for the Performance Period covered by this Agreement, as defined in Section 4 of this Agreement.


            (d) "Market Price per Common Share" means the closing price of a Common Share on the New York Stock Exchange (as reported in the Midwest Edition of the WALL STREET JOURNAL) or such other exchange constituting the principal exchange for the Corporation's publicly traded shares or if there is no such exchange, the National Association of Securities Dealers Automated Quotation System.

            (e) "Performance Period" means the period commencing November 1, 1999 and ending on October 31, 2006.

            (f) Capitalized terms used herein without definition shall have the meanings assigned to them in the 1991 Plan.

         2. MANAGEMENT OBJECTIVES.

         The Management Objectives for the Performance Period covered by this Agreement shall be increases in the market price of the Common Shares over the Base Price as specified in Section 4 below.

         3. GRANT OF PERFORMANCE SHARES.

         The Corporation hereby grants to the Grantee 50,000 Performance Shares, which shall be earned out by the Grantee during the Performance Period as set forth in Section 4 of this Agreement.

         4. EARN-OUT OF SHARES.

         All of the Performance Shares granted hereby shall be earned out at the end of the Performance Period if the Grantee shall have remained in the continuous employ of the Corporation or any Subsidiary throughout the Performance Period. Part or all of such Performance Shares may be earned out earlier based on the achievement of each of the Management Objectives established for the Performance Period covered by this Agreement. The number of Performance Shares eligible to be earned based on the achievement of the Management Objectives shall be determined as follows:

             (i) one-third of the Performance Shares hereinabove specified shall be earned if the Market Price per Common Share has reached the applicable price set forth in the table below as Target
                 Price I;

            (ii) an additional one-third of such Performance Shares shall be earned if the Market Price per Common Share has reached the applicable price set forth in the table below as Target Price II; and

           (iii) the remaining one-third of such Performance Shares shall be earned if the Market Price per Common Share has reached the applicable price set forth in the table below as Target Price III;

PROVIDED, HOWEVER, that the Market Price per Common Share shall be deemed to reach any of the Target Prices only when the closing price of a Common Share shall have reached the specified Target Price and remained at or above such level for a minimum of 20 consecutive trading days (a "20-Day Period").

                          Performance Shares Earn Out
                          ---------------------------

Base Price    Target Price I         Target Price II            Target Price III

              [33 1/3% Increase      [66 2/3% Increase          [Double the
              from Base Price]       from Base Price]           Base Price]

--------------------------------------------------------------------------------

$26.25             $35.00                  $43.75                 $52.50

If the Compensation and Organization Committee of the Board of Directors (the "Committee") shall determine that during the Performance Period the Market Price per Common Share shall have reached a Target Price set forth in the Performance Shares Earn Out Table set forth above and maintained such price for a 20-Day Period, then upon such determination the applicable Performance Shares shall be earned out, but only if the Grantee shall have been in the continuous employ of the Corporation or any Subsidiary of the Corporation through the end of the applicable 20-Day Period, except as otherwise provided in Sections 7 and 8 of this Agreement.

         No additional Performance Shares shall be earned for actual achievement in excess of Target Price III.

         5. PAYMENT OF AWARDS.

            Payment shall be made in the form of shares of the Corporation's Common Shares, or in cash or a combination of Common Shares and cash, if so recommended by the Committee in its sole discretion and approved by the Board of Directors (the "Board"). Final awards shall be paid, less applicable taxes and in accordance with Section 16 of the Exchange Act, as soon as practicable after the end of the Performance Period or, if applicable, after the determination by the Committee of the achievement of the Management Objective, except as otherwise agreed to by the Corporation and the Grantee. The Committee shall determine and certify in writing whether a Target Price has been met and, thus, Performance Shares have been earned out, not later than the date of the next regularly scheduled meeting of the Committee after any period of 20 consecutive days in which it may appear that a Target Price will be met. In all events the Committee shall make its determination within 60 days after it receives written notice from the Grantee that a Target Price has been met.

            Any payment of awards due pursuant to this Agreement to a deceased Grantee shall be paid to the beneficiary designated by the Grantee on the Designation of Death Beneficiary attached as EXHIBIT A hereto and filed with the Corporation. If no such beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's legal representative. A beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Corporation.

         Prior to payment, the Corporation shall only have an unfunded and unsecured obligation to make payment of earned awards to the Grantee.

         6. DEFERRAL OF PERFORMANCE SHARES.

            The Grantee may elect to defer all or a specified part of his earned Performance Shares pursuant to the Corporation's Amended and Restated 1992 Deferred Compensation Plan.

         7. EFFECT OF CHANGE IN CONTROL.

            In the event of a Change in Control prior to the end of the Performance Period, the Performance Shares granted hereby shall be deemed to have been earned in full and shall be immediately due and payable in the form of Common Shares as soon as practicable following such Change in Control.

         8. EFFECT OF OTHER TERMINATIONS OF EMPLOYMENT.

            In the event of termination of Grantee's employment because of death, termination due to Disability (as defined in the Employment Agreement), termination for Cause (as defined in the Employment Agreement), Termination without Cause (as defined in the Employment Agreement), Constructive Termination without Cause (as defined in the Employment Agreement), Voluntary Termination (as defined in the Employment Agreement) or in any other manner (other than after a Change in Control as specified in Section 7 hereof), the Grantee shall forfeit any rights he may have in any Performance Shares that have not been earned out by such Grantee at the time of such termination. Notwithstanding the foregoing provisions of this Section 8, if, as of the date of any termination of employment other than for Cause, the closing price of a Common Share has reached a Target Price specified in Section 4 of this Agreement, and if the Target Price remains, for the first time, at or above such level for a minimum of 20 consecutive trading days, taking into account trading days before and after termination of employment, the applicable Performance Shares shall be earned out as if the Grantee's employment had not terminated.

         9. PAYMENT OF DIVIDEND EQUIVALENTS. During the Performance Period, from and after the Date of Grant and until the earlier of(a) the time when the Grantee receives any Performance Shares in accordance with Section 5 or Section 7 hereof or (b) the time when the Grantee's right to receive Performance Shares is forfeited in accordance with Section 8 hereof, the Company shall pay to the Grantee whenever a dividend is paid on Common Shares an amount of cash equal to the product of the per-share amount of the dividend paid times the number of such Performance Shares that have not been paid pursuant to Section 5 or 7 hereof.

         10. SHARES NON-TRANSFERABLE.

             No right to Performance Shares granted hereby that have not yet been earned out and paid shall be transferable other than by will or the laws of descent and distribution.

         11. DILUTION AND OTHER ADJUSTMENTS.

             In the event of any change in the aggregate number of outstanding Common Shares by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, then the Board, upon the recommendation of the Committee, shall adjust the Management Objectives and/or the number of Performance Shares then held by the Grantee in such manner as to prevent the dilution or enlargement of the rights of the Grantee that would otherwise result from such event to the extent practicable without causing the Performance Shares to fail to be treated as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Board, upon the recommendation of the Committee, may provide in substitution of any or all of the Grantee's rights under this Agreement such alternative consideration as the Board may determine in good faith to be equitable under the circumstances. Furthermore, if the Common Shares of the Corporation cease to be publicly traded at any time during the Performance Period, the Board, upon recommendation by the Committee, shall modify the Management Objectives with respect to any Performance Shares granted under this Agreement which have not been earned out, in such a manner that the Grantee will have an opportunity to earn out such Performance Shares which is comparable to what the Grantee would have had if the Common Shares had continued to be publicly traded.

         12. WITHHOLDING TAXES.

             To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any delivery of Common Shares to the Grantee, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. The Grantee may elect that all or any part of such withholding requirement be satisfied by retention by the Corporation of a portion of the Common Shares delivered to the Grantee. If such election is made, the shares so retained shall be credited against such withholding requirement at the Market Price per Common Share on the date of such delivery. Any such withholding may require compliance with
Section 16 of the Exchange Act.

         13. EMPLOYMENT RIGHTS.

             Neither this Agreement nor any action taken hereunder shall be construed as giving the Grantee any right to be retained in the employ of the Corporation, nor shall any action taken hereunder be construed as entitling the Corporation to the services of the Grantee for any period of time. For purposes of this Agreement, the continuous employ of the Grantee with the Corporation or a Subsidiary shall not be deemed interrupted, and the Grantee shall not be deemed to have ceased to be an associate of the Corporation or any Subsidiary, by reason of the transfer of his or her employment among the Corporation and its Subsidiaries.

         14. AMENDMENTS.

             Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of the Grantee with respect to Performance Shares without the Grantee's consent.

         15. SEVERABILITY.

             In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

         16. GOVERNING LAW.

             This agreement is made under, and shall be construed in accordance with the internal substantive laws of the State of Ohio.



             Executed as of the 31st day of December, 1999.


                                             DIEBOLD, INCORPORATED


                                          By: /s/ Robert W. Mahoney
                                             -----------------------------------
                                             Robert W. Mahoney
                                             Chairman of the Board



         The undersigned hereby acknowledges receipt of an executed original of this Amended and Restated Performance Share Agreement and agrees to accept the Performance Shares granted thereunder on the terms and conditions set forth therein and in the 1991 Plan.

Date: 1/5/2000                               /s/ Walden W. O'Dell
      -----------                            -----------------------------------
                                             Walden W. O'Dell

PSG

                                                                       Exhibit B

                             BENEFICIARY DESIGNATION


I designate my beneficiaries with respect to my Account pursuant to that certain Deferred Compensation Agreement, dated as of November 1, 1999 by and between myself and Diebold, Incorporated, to be as follows:


I.       PRIMARY
         BENEFICIARIES:
                         -------------------------------------------------------





         RELATIONSHIPS:
                         -------------------------------------------------------


II.      CONTINGENT
         BENEFICIARIES:
                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

         RELATIONSHIPS:
                         -------------------------------------------------------



--------------------------------
      (Signature)





Date:
      ---------------------

                                                                       EXHIBIT D






                 DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT
                 ----------------------------------------------


         This Director and Officer Indemnification Agreement, dated as of November 1, 1999 (this "Agreement"), is made by and between Diebold, Incorporated, an Ohio corporation (the "Company"), and Walden W. O'Dell (the "Indemnitee"), a director and an officer of the Company.

                                    RECITALS
                                    --------

         A. The Indemnitee is presently serving as a director and an officer of the Company, and the Company desires that the Indemnitee continue serving in such capacities. The Indemnitee is willing, subject to certain conditions including the execution and performance of this Agreement by the Company, to continue serving in such capacities.

         B. In addition to the indemnification to which the Indemnitee is entitled under the Code of Regulations of the Company (the "Regulations"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and directors, including the Indemnitee, against certain losses arising out of any threatened, pending or completed action, suit, or proceeding to which such persons may be made or are threatened to be made parties.

         NOW, THEREFORE, in order to induce the Indemnitee to continue to serve in his present capacity, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee agree as follows:

1.       CONTINUED SERVICE
         -----------------

         The Indemnitee shall continue to serve, at the will of the Company or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question, as a director and an officer of the Company so long as he is duly elected in accordance with the Regulations or until he resigns in writing in accordance with applicable law.

2.       INITIAL INDEMNITY
         -----------------

         (a) The Company shall indemnify the Indemnitee if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, and whether or not the basis of such action, suit or proceeding is the Indemnitee's alleged action in an official capacity while serving as a director, officer, employee, agent, trustee, member or manager, against any and all costs, charges, expenses (including fees and expenses of attorneys or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith, including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company. In addition, with respect to any criminal action or proceeding, indemnification hereunder shall be made only if the Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

         (b) The Company shall indemnify the Indemnitee if or when he is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding by or in the right of the Company to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, except that no indemnification pursuant to this Section 2(b) shall be made in respect of any action or suit in which the only liability asserted against the Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code (the "ORC").

         (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 2(a) or 2(b). Such authorization shall be made (i) by the Board of Directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not and are not parties to or threatened with such action, suit, or proceeding, or (ii) if such a quorum of disinterested directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "Shareholders"), or (iv) by the court of common pleas or other court in which such action, suit, or proceeding was brought.

         (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue, or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith.

         (e) Expenses actually and reasonably incurred by the Indemnitee in defending any such action, suit, or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue or matter therein, shall be paid by the Company as they are incurred in advance of the final disposition of action, suit, or proceeding under the procedure set forth in Section 4(b) hereof.

         (f) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee, or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; the word including is used by way of illustration only and not by way of limitation; and with respect to conduct by Indemnitee in his capacity as a trustee, administrator or other fiduciary of any employee benefit plan of the Company, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants or beneficiaries of such employee benefit plan, he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.

         (g) No amendment to the Amended Articles of Incorporation of the Company (the "Articles") or the Regulations shall deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to this Agreement, except to the extent that such amendment is required by law to be given effect. No amendment to the Articles or Regulations shall deny, diminish, or encumber the Indemnitee's rights to indemnity pursuant to the Regulations, the ORC, or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date upon which the amendment was approved by the Shareholders, except to the extent that such amendment is required by law to be given effect.

3.       ADDITIONAL INDEMNIFICATIONS
         ---------------------------

         (a) Pursuant to Section 1701.13(E)(6) of the ORC, without limiting any right which the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Articles, the Regulations, the ORC, any policy of insurance, or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this
Section 3(a), the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement, that he commits, suffers, permits, or acquiesces in while acting in his capacity as a director or an officer of the Company. The payments which the Company is obligated to make pursuant to this Section 3(a) shall include any and all Expenses, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision;

PROVIDED, HOWEVER, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

             (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

             (ii) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 promulgated thereunder.

         (b) A determination as to whether the Indemnitee shall be entitled to indemnification under Section 3(a) shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which
Section 3(a) applies shall be paid by the Company as they are actually and reasonably incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

         (c) The Company agrees to indemnify the Indemnitee against any action which the Indemnitee's previous employer may bring against the Indemnitee in connection with his resignation, whether for damages, injunction or other forms of equitable relief, including the costs in the form of reasonable attorneys' fees and disbursements; PROVIDED, HOWEVER, that nothing in this Agreement shall be construed as requiring any breach of Indemnitee's existing contractual obligations, including, without limitation, the term of his services and the preservation of confidentiality of his previous employer's proprietary information. Indemnitee represents and warrants to the Company that his entering into the employ of the Company and the performance of his duties as contemplated by the Employment Agreement between the Company and the Indemnitee, dated of even date herewith, will not result in the breach of any subsisting agreement with his previous employer.

4.       CERTAIN PROCEDURES RELATING TO INDEMNIFICATION
         ----------------------------------------------

         (a) For purposes of pursuing his rights to indemnification under
Section 3(a) hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (A) within such

60-calendar-day period the Board shall resolve by vote of a majority of the directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under Section 3(a) hereof, (B) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (C) the Board shall notify Indemnitee within such period of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3(a) of this Agreement so long as Indemnitee follows the prescribed procedure, and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.

         (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to the last sentence of Section 2(d) or the last sentence of Section 3(b) hereof, the Indemnitee shall submit to the Company a sworn request for advancement of Expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that he has reasonably incurred or will reasonably incur actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in Section 3(a), or pursuant to Section 8 hereof. The Indemnitee shall execute Part A of the Undertaking by which he undertakes to: (i) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company; and (ii) reasonably cooperate with the Company concerning the action, suit, proceeding or claim. The Indemnitee shall likewise execute Part B of the Undertaking by which he undertakes to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. In the event that the Indemnitee executes both Part A and Part B of the Undertaking, the Expenses which are paid by the Company pursuant thereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking. The Company shall advance to the Indemnitee all reasonable costs and expenses incurred or to be incurred by him in connection with any action under Section 3(c) within 20 days of receipt by the Company of a written request for such advance.

5.       LIMITATION ON INDEMNITY
         -----------------------

         Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit, or proceeding that was initiated by the Indemnitee unless (a) such action, suit, or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (b) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (c) otherwise ordered by the court in which the suit was brought.

6.       SUBROGATION; DUPLICATION OF PAYMENTS
         ------------------------------------

         (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Regulations or otherwise) of the amounts otherwise payable hereunder.

7.       SHAREHOLDER RATIFICATION
         ------------------------

         The Company may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; PROVIDED, HOWEVER, that the Indemnitee's rights hereunder shall be fully enforceable in accordance with the terms hereof whether or not such ratification is sought or obtained.

8.       FEES AND EXPENSES OF ENFORCEMENT
         --------------------------------

         It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder, or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges, and expenses, including fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 8.

9.       MERGER OR CONSOLIDATION
         -----------------------

         In the event that the Company shall be a constituent corporation in a consolidation, merger, or other reorganization, the Company, if it shall not be the surviving, resulting, or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting, or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving, or acquiring corporation in any such transaction, the Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving, or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

10.      NONEXCLUSIVITY; NO THIRD PARTY BENEFICIARIES; SEVERABILITY
         ----------------------------------------------------------

         (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the ORC or any other statute, any insurance policy, agreement, or vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a director, officer, employee, or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors and administrators.

         (b) Except as provided in Section 10(a), the rights to indemnification provided by this Agreement are personal to Indemnitee and are non-transferable by Indemnitee, and no party other than the Indemnitee is entitled to indemnification under this Agreement.

         (c) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

11.      SECURITY
         --------

         To ensure that the Company's obligations pursuant to this Agreement can be enforced by Indemnitee, the Company may, at its option, establish a trust pursuant to which the Company's obligations pursuant to this Agreement and other similar agreements can be funded.

12.      NOTICES
         -------

         All notices and other communications hereunder shall be in writing and shall be personally delivered or sent by recognized overnight courier service
(a) if to the Company, to the then-current principal executive offices of the Company (Attention: General Counsel) or (b) if to the Indemnitee, to the last known address of Indemnitee as reflected in the Company's records. Either party may change its address or the delivery of notices or other communications hereunder by providing notice to the other party as provided in this Section 12. All notices shall be effective upon actual delivery by the methods specified in this Section 12.

13.      GOVERNING LAW
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

14.      MODIFICATION
         ------------

         This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                           DIEBOLD, INCORPORATED


                           By:___________________________
                           Robert W. Mahoney
                           Chairman of the Board



                           ______________________________
                           Walden W. O'Dell

                                                                       Exhibit 1
                                                                       ---------

                           INDEMNIFICATION STATEMENT
                           -------------------------

STATE OF          )
        ----------
                  )SS
COUNTY OF         )
        ----------


         I, _________________ , being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated ___________ , ____, between Diebold, Incorporated, an Ohio corporation (the "Company"), and the undersigned.

         2. I am requesting indemnification against costs, charges, expenses (which may include fees and expenses of attorneys and/or others), judgments, fines, and amounts paid in settlement (collectively, "Liabilities"), which have been actually and reasonably incurred by me in connection with a claim referred to in Section 3(a) of the aforesaid Indemnification Agreement.

         3. With respect to all matters related to any such claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             [Signature of Indemnitee]


         Subscribed and sworn to before me, a Notary Public in and for said County and State, this ___ day of ______________________ , ______









[Seal]
         My commission expires the ____ day of ______________________ , ______

                                                                       Exhibit 2
                                                                       ---------





                                  UNDERTAKING
                                  -----------


STATE OF _____________
                         SS
COUNTY OF__________


         I, ______________________ ,being first duly sworn, do depose and say as follows:

         1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated ___________ ____ , ____, between Diebold, Incorporated, an Ohio corporation (the "Company") and the undersigned.

         2. I am requesting payment of costs, charges, and expenses which I have reasonably incurred or will reasonably incur in defending an action, suit or proceeding, referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3(a), or pursuant to Section 8, of the aforesaid Indemnification Agreement.

         3. The costs, charges, and expenses for which payment is requested are, in general, all expenses related to_____________________________________________
________________________________________________________________________________


         4. Part A(1)
            --------

         I hereby undertake to (a) repay all amounts paid pursuant hereto if it is proved by clear and convincing evidence in a court of competent jurisdiction that my action or failure to act which is the subject of the matter described herein involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim.


                                   -------------------------
                                   [Signature of Indemnitee]



----------
(1) The costs, charges and expenses which are paid by the Company pursuant hereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B hereof.

         4. Part B
            ------

         I hereby undertake to repay all amounts paid pursuant hereto if it ultimately is determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.


               ------------------------------
               [Signature of Indemnitee]

         Subscribed and sworn to before me, a Notary Public in and for said County and State, this _____ day of __________________ , _____ .

[Seal] __________________________________

         My commission expires the _____ day of__________________ , _____ .